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                                                                      EXHIBIT 32

    CERTIFICATION BY THE CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
          RELATING TO A PERIODIC REPORT CONTAINING FINANCIAL STATEMENTS


         I, Lon R. Greenberg, Chief Executive Officer, and I, Anthony J. Mendicino, Chief Financial Officer, of UGI Corporation, a Pennsylvania corporation (the "Company"), hereby certify that to our knowledge:

         (1) The Company's periodic report on Form 10-Q for the period ended December 31, 2005 (the "Form 10-Q") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

         (2) The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      * * *
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CHIEF EXECUTIVE OFFICER                     CHIEF FINANCIAL OFFICER


/s/ Lon R. Greenberg                        /s/ Anthony J. Mendicino
-------------------------------             -----------------------------
Lon R. Greenberg                            Anthony J. Mendicino

Date:  February 9, 2006                     Date:   February 9, 2006